SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2002

                           Instinet Group Incorporated
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-32717                 13-4134098
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)              Identification No.)

   3 Times Square, New York, New York                             10036
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On February 12, 2002, Instinet Group Incorporated (the "Company") issued a press release announcing the Company's fourth quarter 2001 earnings and 2001 results. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number    Description

         99.1 News Release of Instinet Group Incorporated issued February 12, 2002: Instinet announces Fourth Quarter and 2001 Results.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          INSTINET GROUP INCORPORATED
                                                 Registrant



Date: February 12, 2002
                                             By: /s/Mark Nienstedt
                                                 -----------------
                                             Mark Nienstedt
                                             Executive Vice President, Chief
                                             Financial Officer, and Director